______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 26, 1997



        CWABS, Inc. Asset-Backed Certificates, Series 1997-2
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 333-11095         13-3956151
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
                                                     ----- --------
_____________________________________________________________________________

Item 5.   Other Events.
----      ------------

     On the December 26, 1997 Distribution Date, The Bank of New York, as trustee (the "Series 1997-2 Trustee") of CWABS, Inc. Asset-Backed Certificate Trust 1997-2 (the "Series 1997-2 Trust"), distributed to holders (the "Series 1997-2 Certificateholders") of the Series 1997-2 Trust's Asset-Backed Certificates, interest and principal totalling $5,552,401.61, pursuant to a Pooling and Servicing Agreement dated as of May 23, 1997 (the "Pooling and Servicing Agreement") by and among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller and master servicer, and the Series 1997-2 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1997-2 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1997-2 Certificateholders.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. CWABS, Inc. Asset Backed Certificates, Series 1997-2, Statement to Certificateholders dated December 26, 1997.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, Inc.


                           By:   /s/ David Walker
                               ----------------------------
                                 David Walker
                                 Vice President


Dated:  December 26, 1997



                                Exhibit Index
                                -------------

Exhibit                                                                  Page
-------                                                                  ----

1.   CWABS, Inc. Asset Backed Certificates, Series 1997-2, Statement to
     Certificateholders dated December 26, 1997.                          3


                                 EXHIBIT 1


                                                    Payment Date:  12/26/97

The Bank of New York
101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

                                    COUNTRYWIDE HOME LOAN, INC.
                             ASSET-BACKED CERTIFICATES, SERIES 1997-2


Class Information                      Current Payment Information
                        Beginning       Pass Thru      Principal        Interest        Total      Ending Certificate
Class Code     Name     Cert. Bal.         Rate	       Dist. Amt.      Dist. Amt.       Dist.           Balance
               A-1    163,398,413.82    5.958750%    4,713,980.52     838,421.09     5,552,401.61    158,684,433.29
                R               0.00       N/A	           N/A              0.00             0.00              0.00
Totals 	        -     163,398,413.82        -        4,713,980.52     838,421.09     5,552,401.61    158,684,433.29



Class Information          Original Certificate Information                 Factors per $1,000
       	              Original        Pass Thru    Cusip       Principal        Interest          Ending
Type  	    Name      Cert. Bal.        Rate       Number        Dist.            Dist.	        Cert. Bal.
Floater	    A-1     178,026,096.00   5.958750%    126671AJ5    26.47915461     4.70954039      891.35490167
Fixed 	     R                0.00       N/A          N/A       0.00000000     0.00000000 	 0.00000000
Totals       -      178,026,096.00        -            -       26.47915461     4.70954039      891.35490167


                    COLLATERAL INFORMATION

Beginning Principal Balance                        165,607,224.79
Scheduled Principal Payment                             88,092.60
Prepayment Amount                                    4,236,573.77
Ending Principal Balance                           161,282,558.42

Subordinated Increase Amount	                       269,053.72
Required Subordinated Amount	                     4,895,717.65
Subordination Deficit Amount	                             0.00

                      OTHER INFORMATION

Class A Carry-Forward Amount	                       120,260.43
Class A Insured Payment	                                     0.00
Class A Basis Risk Carry-Forward Amound paid                 0.00
Class A Basis Risk Carry-Forward Amount remained             0.00

                      TOTAL REO INFORMATION

Total Number of REO Properties                                  2
Total Principal Balance of REO Properties              171,400.00

                        NEW REO INFORMATION

         Loan Number           Stated Principal Balance

           6836706                      59,400.00
           7235473                     112,000.00
                 0                           0.00

                     FEES & ADVANCES

Monthly master servicer fees paid                65,789.75
Advances included in this distribution	         47,717.81

                 LIQUIDATION/LOSS INFORMATION

Loan Number         Ending Stated Balance         Realized Losses

    0                       0.00                       0.00
    0                       0.00                       0.00
    0                       0.00                       0.00

                    DELINQUENCY INFORMATION

Period	                Loan Count           Ending Stated Balance

30 days                     41                   3,538,960.71
60 days                     18                   1,437,225.15
90 or more days              8                     494,013.57
Foreclosure                 10                     758,492.54
Totals                      77                   6,228.691.97